[GRAPHIC OMITTED][GRAPHIC OMITTED]

Date:                      August 30, 2006

To:                        RAAC Series 2006-SP3 Trust, acting through JPMorgan Chase Bank, N.A., not in its individual capacity but solely in its capacity as Trustee for the benefit of the RAAC Series 2006-SP3 Trust

                           600 Travis, 9th Floor
                           Houston, TX 77002

Attention:                 Joanne Murray
Tel:                       (713) 216-2117
Facsimile no.:             (713) 216-4880

Cc:                        Christine Robinette
Facsimile no:              (952) 918-3159

Our Reference:             Global No. N505682N

Re:       Interest Rate Cap Transaction

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between Deutsche Bank AG ("DBAG") and RAAC Series 2006-SP3 Trust, acting through JPMorgan Chase Bank, N.A., not in its individual capacity, but solely as Trustee for the benefit of RAAC Series 2006-SP3 Trust ("Counterparty")
on the Trade Date specified below (the "Transaction").  This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the
International Swaps and Derivatives Association, Inc. are incorporated by reference herein.  In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.  For purposes of this
Transaction, any capitalized and undefined terms contained herein (other than the capitalized terms the definitions of which are contained in the Definitions) shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of August 1, 2006 (the "Pooling and Servicing Agreement") relating to the RAAC
Series 2006-SP3 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP3, which is hereby incorporated by reference into this Confirmation.

1.   This Confirmation evidences a complete and binding agreement between DBAG ("Party A") and Counterparty
     ("Party B") as to the terms of the Transaction to which this Confirmation relates. This Confirmation, together with all other documents referring to the ISDA Form, as defined below, confirming the Transaction entered into between us shall supplement, form a part of, and be subject to an agreement in the form of the
     1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") (as may be amended, modified or supplemented from time to time, the "Agreement") as if we had executed an agreement on the Trade Date of the first such Transaction between us in such form, with the Schedule thereto specifying only that (a) the governing law is the laws of the State of New York, without reference to choice of law doctrine, and (b) the
     Termination Currency is U.S. Dollars.  In the event of any inconsistency between the terms of this
     Confirmation, and the terms of the Agreement, this Confirmation will prevail for the purpose of this
     Transaction.

2.   The terms of the particular Transaction to which this Confirmation relates are as follows:-

         Notional Amount:                            With respect to any Calculation Period, the lesser of:

(i)      as set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation, and
(ii)     The outstanding principal balance of the Class A Certificates and Class M Certificates immediately prior to the last day of such calculation period

         Trade Date:                                 August 22, 2006

         Effective Date:                             August 30, 2006

         Termination Date:                           November 25, 2011, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amounts:

         Fixed Amount Payer:                         Counterparty

         Fixed Amount Payer
         Payment Date:                               August 30, 2006

         Fixed Amount:                               USD 283,000

Floating Amounts:

         Floating Rate Payer:                        DBAG

         Cap Rate:                                   As set forth in Exhibit I, which is attached hereto and
                                                     incorporated by reference into this Confirmation

         Floating Rate Payer
         Period End Dates:                           The 25th day of each month of each year, commencing
                                                     September 25, 2006, through and including the Termination
                                                     Date, subject to adjustment in accordance with the Following
                                                     Business Day Convention.

         Floating Rate Payer
         Payment Dates:                              Two Business Days prior to each Floating Rate Payer Period
                                                     End Date, subject to adjustment in accordance with the
                                                     Following Business Day Convention.

         Floating Rate Option:                       USD-LIBOR-BBA

         Designated Maturity:                        One month

         Spread:                                     None

         Floating Rate Day
         Count Fraction:                             Actual/360

         Floating Rate for initial
         Calculation Period:                         To be determined

         Reset Dates:                                The first Business Day in each Calculation Period.

         Compounding:                                Inapplicable

Business Days:                                       New York

3.   ACCOUNT DETAILS:

             USD DBAG Payment Instructions:
             Account With:                                 DB Trust Co. Americas,
                                                           New York
             SWIFT Code                                    BKTRUS33
             Favor Of:                                     Deutsche Bank AG, New York
             Account Number:                               01 473 969
             Reference:                                    N498645N

             USD Counterparty Payment Instructions:
             Account With:                                 JPMorgan Chase Bank, National Association.
             ABA No:                                       021000021
             Account Number:                               00103409232
                                                           (Texas Structured Finance)
             Reference:                                    RAAC Series 2006-SP3
             Attention:                                    Joanne M. Murray

4.   OFFICES:

         The Office for DBAG for this Transaction is New York.
         The Office of Counterparty for this Transaction is Houston, TX

5.   CALCULATION AGENT:                              DBAG

6.   REPRESENTATIONS.

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

(i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.  Notwithstanding the foregoing, the parties agree that the JPMorgan Chase Bank, N.A. has executed this letter agreement pursuant to the direction received by it pursuant to the Pooling and Servicing
Agreement.

(ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.  Notwithstanding the foregoing, the parties agree that the JPMorgan Chase Bank, N.A. has executed this letter agreement pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for, or an adviser to it in respect of this
Transaction.

7.       ISDA FORM.

         (a)      "Specified Entity" means, in relation to DBAG, for the purpose of Section 5(a)(v), Section
5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

         (b)      "Specified Entity" means, in relation to the Counterparty, for the purpose of Section 5(a)(v),
Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

         (c)      "Specified Transaction" will have the meaning specified in Section 14 of the ISDA Form.

(d)      Sections 5(a)(ii) through 5(a)(vi), Section 5(a)(vii)(2) and Sections 5(b)(ii) and 5(b)(iii) of the ISDA
Form will not apply to DBAG or the Counterparty.

         (e)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will not apply to DBAG or the Counterparty.

         (f)      The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will not apply to
DBAG or the Counterparty.

         (g)      The ISDA Form will be governed by, and construed in accordance with, the laws of the State of
New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

         (h)      The phrase "Termination Currency" means United States Dollars.

         (i)      For the purpose of Section 6(e) of the ISDA Form, Market Quotation and Second Method will apply.

         (j)      Multibranch Party.  For the purpose of Section 10(c) of the Form Master Agreement: (a)  DBAG is
a not a Multibranch Party; and (b) Counterparty is not a Multibranch Party.

         (k)      Credit Support Document.  Initially with respect to DBAG, not applicable; however, if required pursuant to Section 9 hereof, a guaranty or a Credit Support Annex satisfactory to Counterparty and the Rating
Agencies. With respect to Counterparty, not applicable.

         (l)      Credit Support Provider.  In relation to DBAG: Not Applicable. In relation to Counterparty: Not
Applicable.

         (m)      Section 12(a)(ii) of the ISDA Form is deleted in its entirety.

         (n)      Party A may assign or transfer its rights and obligations hereunder to any entity so long as the Rating Agency Condition is satisfied.  This Transaction shall not be amended or modified pursuant to Section
9(b) of the ISDA Form unless the Rating Agency Condition is satisfied.

         (o)      Notwithstanding any provision of this Transaction or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in
Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

8.       LIMITATION OF LIABILITY.

         Notwithstanding anything herein to the contrary, it is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by JPMorgan Chase Bank, N.A. ("JPMorgan"), not individually or personally, but solely as Trustee of the RAAC Series 2006-SP3 Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the RAAC Series 2006-SP3 Trust is made and intended not as personal representations, undertakings and agreements by JPMorgan but is made and intended for the purpose of binding only the RAAC Series
2006-SP3 Trust, (c) nothing herein contained shall be construed as creating any liability on JPMorgan, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve JPMorgan from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall JPMorgan be personally liable for the payment of any indebtedness or expenses of the RAAC Series 2006-SP3 Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the RAAC Series 2006-SP3 Trust under this letter agreement or any other related documents.

9.       ADDITIONAL PROVISIONS.

         Downgrade of Party A.  If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5 Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below).  Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings
Event, Party A shall immediately, at its own cost, post Eligible Collateral (as designated in the approved Credit
Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof.  The Eligible
Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating
Agency Condition.  Valuation and posting of Eligible Collateral shall be made weekly.  Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that Party A's obligations to find a transferee and to post Eligible Collateral under such Credit
Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A.
For the purpose hereof, a "Ratings Event" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A cease to be at least A and A-1 by Standard & Poor's Ratings Service
("S&P") and at least A1 and P-1 by Moody's Investors Service, Inc. ("Moody's") and at least A and F1 by Fitch,
Inc. ("Fitch"), to the extent such obligations are rated by S&P and Moody's and Fitch.

         If a Ratings Withdrawal (as defined below) shall occur and be continuing with respect to Party A, then
Party A shall within 2 Business Days of such Ratings Withdrawal, (A) give notice to Party B of the occurrence of such Ratings Withdrawal, and (B) (i) transfer (at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition or (ii) obtain a guaranty of its obligations hereunder from another party, subject to the satisfaction of the Rating Agency Condition, and such guaranty shall remain in effect only for so long as a Ratings Withdrawal is continuing with respect to Party A.
For the purpose hereof, a "Ratings Withdrawal" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A are withdrawn by S&P or cease to be at least A-3 and BBB-
by S&P.

         "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the
Certificates.

10.      ADDITIONAL TERMINATION EVENT.

         The failure by Party A to comply with Section 9 hereof within the time specified therein shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

11.      NON-PETITION.

         DBAG hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the certificates issued by the Counterparty under the Pooling and Servicing Agreement and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

12.      TAX REPRESENTATIONS.

(a)      Payer Representations.  For the purpose of Section 3(e) of the ISDA Agreement, Party A and Party B will make the following representations:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement)
         to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

         (i)      the accuracy of any representations made by the other party pursuant to Section 3(f) of the
         Agreement;

         (ii)     the satisfaction of the agreement contained in Section 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the Agreement; and

         (iii)    the satisfaction of the agreement of the other party contained in Section 4(d) of the
         Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee Representations.  For the purpose of Section 3(f) of the Agreement, each of Party A and Party B make the following representations.

         The following representation will apply to Party A:

         Party A is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person.  In respect of each
         Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

         The following representation will apply to Party B:

         JPMorgan Chase Bank, N.A. is the Trustee under the Pooling and Servicing Agreement.

13. NON-RECOURSE PROVISIONS.

         Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of the RAAC Series 2006-SP3 Trust hereunder, and Party A shall be limited to a proceeding against the
Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against the RAAC Series 2006-SP3 Trust for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished.

14.      DOCUMENTS TO BE DELIVERED.  For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)        Tax forms, documents, or certificates to be delivered are:

---------------------------------------- -------------------------------- -----------------------------------------------
PARTY REQUIRED TO DELIVER DOCUMENT       FORM/DOCUMENT/                   DATE BY WHICH TO BE DELIVERED
                                         CERTIFICATE
---------------------------------------- -------------------------------- -----------------------------------------------
---------------------------------------- -------------------------------- -----------------------------------------------
Party A and                              Any document required or         Promptly after the earlier of (i) reasonable
Party B                                  reasonably requested to allow    demand by either party or (ii) learning that
                                         the other party to make          such form or document is required
                                         payments under this Agreement
                                         without any deduction or
                                         withholding for or on the
                                         account of any Tax or with
                                         such deduction or withholding
                                         at a reduced rate
---------------------------------------- -------------------------------- -----------------------------------------------

(2)        Other documents to be delivered are:

----------------------------- --------------------------------- ------------------------------- ------------------------
PARTY REQUIRED TO DELIVER     FORM/DOCUMENT/                    DATE BY WHICH TO BE DELIVERED   COVERED BY SECTION
DOCUMENT                      CERTIFICATE                                                       3(D) REPRESENTATION
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party A and Party B           Any documents to evidence the     Upon the execution and                     Yes
                              authority of the delivering       delivery of this Agreement
                              party for it to execute and       and such Confirmation.
                              deliver this Confirmation.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party A and Party B           A certificate of an authorized    Upon the execution and                     Yes
                              officer of the party, as to the   delivery of this Confirmation.
                              incumbency and authority of the
                              respective officers of the
                              party signing this Confirmation.

----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party A                       Legal opinion(s) with respect to  Within 5 Local  Business  Days of         No
                              such party and its Credit Support execution hereof
                              Provider, if any, for it,
                              reasonably satisfactory in form
                              and substance to the other party
                              relating to the enforceability of
                              the party's obligations under this
                              Agreement.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party A                       A copy of the most recent         To be made available on                    Yes
                              annual report of such party       www.deutsche-bank.de/ir/en/
                              (only if available) and its       as soon as available and in
                              Credit Support Provider, if       any event within 90 days
                              any, containing in all cases      after the end of each fiscal
                              audited consolidated financial    year of Party A
                              statements for each fiscal year
                              certified by independent
                              certified public accountants
                              and prepared in accordance with
                              generally accepted accounting
                              principles in the United States
                              or in the country in which such
                              party is organized.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party B                       Each other report or other        Promptly upon request by                   Yes
                              document required to be           Party A, or with respect to
                              delivered by or to Party B        any particular type of report
                              under the terms of the Pooling    or other document as to which
                              and Servicing Agreement, other    Party A has previously made
                              than those required to be         request to receive all
                              delivered directly by the         reports or documents of that
                              Trustee to Party A thereunder.    type, promptly upon delivery
                                                                or receipt of such report or
                                                                document by Party B.
----------------------------- --------------------------------- ------------------------------- ------------------------

15.      WAIVER OF RIGHT TO TRIAL BY JURY.

         EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

16.      ELIGIBLE CONTRACT PARTICIPANT.

         Each party represents to the other party that it is an "eligible contract participant" as defined in
Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

17.      NOTICE BY FACSIMILE TRANSMISSION.

         Section 12(a) of the ISDA Form is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

18.      FULLY-PAID PARTY PROTECTED.

         Notwithstanding the terms of Sections 5 and 6 of the ISDA Form, if Party B has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, the occurrence of an event described in Section 5(a) of the ISDA Form with respect to Party B with respect to this Transaction shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party.  For purposes of the Transaction to which this letter agreement relates,
Party B's only payment obligation under Section 2(a)(i) of the ISDA Form is to pay the Fixed Amount on the Fixed
Amount Payer Payment Date.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning an executed copy of this letter agreement to the attention of Derivative Documents via facsimile to  44 20 7545
9761, or via e-mail to Derivative.Documentation@db.com.

Yours sincerely,

DEUTSCHE AG, NEW YORK BRANCH

By:      _________________________________________
         Name:
         Title:

By:      _________________________________________
         Name:
         Title:

Confirmed as of the date above:

RAAC SERIES 2006-SP3 TRUST

By:      JPMorgan Chase Bank, N.A. not in its individual capacity
         but solely in its capacity as Trustee for the benefit of the
         RAAC Series 2006-SP3 Trust

By:      __________________________________________
         Name:
         Title:

                                                     EXHIBIT I

With respect to calculating a Floating Amount for any Calculation Period falling within the periods set forth below, the Notional Amount shall be the amount set forth opposite the relevant period and underneath the caption
Notional Amount, and the Cap Rate shall be the rate set forth opposite the relevant period and underneath the caption Cap Rate, as follows:

    FROM AND INCLUDING*           TO BUT EXCLUDING*           NOTIONAL AMOUNT               CAP RATE
                                                                   (USD)

       Effective Date                 25-Sep-06                    0.00                       0.00%
         25-Sep-06                    25-Oct-06                1,963,423.34                  5.624%
         25-Oct-06                    25-Nov-06                3,942,994.15                  5.661%
         25-Nov-06                    25-Dec-06                5,933,958.63                  5.650%
         25-Dec-06                    25-Jan-07                7,860,795.28                  5.676%
         25-Jan-07                    25-Feb-07                9,703,129.36                  5.651%
         25-Feb-07                    25-Mar-07                11,372,200.68                 5.642%
         25-Mar-07                    25-Apr-07                11,140,958.14                 5.564%
         25-Apr-07                    25-May-07                12,371,492.67                 5.547%
         25-May-07                    25-Jun-07                13,487,669.87                 5.522%
         25-Jun-07                    25-Jul-07                14,567,862.69                 5.435%
         25-Jul-07                    25-Aug-07                15,541,627.76                 5.404%
         25-Aug-07                    25-Sep-07                16,446,025.59                 5.367%
         25-Sep-07                    25-Oct-07                16,621,794.76                 5.330%
         25-Oct-07                    25-Nov-07                17,508,725.08                 5.298%
         25-Nov-07                    25-Dec-07                18,391,142.77                 5.273%
         25-Dec-07                    25-Jan-08                19,618,294.05                 5.298%
         25-Jan-08                    25-Feb-08                20,541,457.37                 5.240%
         25-Feb-08                    25-Mar-08                21,168,572.31                 5.225%
         25-Mar-08                    25-Apr-08                16,427,770.32                 5.252%
         25-Apr-08                    25-May-08                16,625,119.57                 5.230%
         25-May-08                    25-Jun-08                16,657,917.43                 5.223%
         25-Jun-08                    25-Jul-08                16,657,802.25                 5.250%
         25-Jul-08                    25-Aug-08                16,629,990.58                 5.234%
         25-Aug-08                    25-Sep-08                16,578,162.87                 5.231%
         25-Sep-08                    25-Oct-08                12,367,012.52                 5.258%
         25-Oct-08                    25-Nov-08                12,353,133.81                 5.245%
         25-Nov-08                    25-Dec-08                12,324,756.98                 5.250%
         25-Dec-08                    25-Jan-09                12,282,999.13                 5.301%
         25-Jan-09                    25-Feb-09                12,228,995.05                 5.260%
         25-Feb-09                    25-Mar-09                12,163,798.74                 5.264%
         25-Mar-09                    25-Apr-09                10,084,272.09                 5.298%
         25-Apr-09                    25-May-09                10,050,790.71                 5.291%
         25-May-09                    25-Jun-09                10,009,066.58                 5.297%
         25-Jun-09                    25-Jul-09                9,959,730.42                  5.325%
         25-Jul-09                    25-Aug-09                9,903,375.90                  5.321%
         25-Aug-09                    25-Sep-09                2,786,619.39                  5.328%
         25-Sep-09                    25-Oct-09                8,070,527.86                  5.356%
         25-Oct-09                    25-Nov-09                8,030,944.37                  5.355%
         25-Nov-09                    25-Dec-09                7,986,435.05                  5.369%
         25-Dec-09                    25-Jan-10                7,937,352.52                  5.392%
         25-Jan-10                    25-Feb-10                7,884,025.84                  5.393%
         25-Feb-10                    25-Mar-10                7,826,769.55                  5.398%
         25-Mar-10                    25-Apr-10                7,765,881.24                  5.413%
         25-Apr-10                    25-May-10                7,701,642.11                  5.414%
         25-May-10                    25-Jun-10                7,635,068.03                  5.422%
         25-Jun-10                    25-Jul-10                7,565,661.49                  5.443%
         25-Jul-10                    25-Aug-10                7,493,660.32                  5.446%
         25-Aug-10                    25-Sep-10                7,419,289.47                  5.455%
         25-Sep-10                    25-Oct-10                7,085,874.89                  5.468%
         25-Oct-10                    25-Nov-10                26,930,593.87                 5.472%
         25-Nov-10                    25-Dec-10                26,224,829.63                 5.487%
         25-Dec-10                    25-Jan-11                25,537,572.68                 5.505%
         25-Jan-11                    25-Feb-11                24,868,257.98                 5.508%
         25-Feb-11                    25-Mar-11                24,216,401.92                 5.503%
         25-Mar-11                    25-Apr-11                23,437,088.12                 5.478%
         25-Apr-11                    25-May-11                22,825,732.71                 5.466%
         25-May-11                    25-Jun-11                22,230,188.46                 5.466%
         25-Jun-11                    25-Jul-11                21,650,044.49                 5.474%
         25-Jul-11                    25-Aug-11                21,084,900.43                 5.491%
         25-Aug-11                    25-Sep-11                20,534,367.10                 5.507%
         25-Sep-11                    25-Oct-11                19,375,662.82                 5.515%
         25-Oct-11                Termination Date             18,881,218.69                 5.523%

* For Floating Amounts: All dates listed above (with the exception of the Effective Date) are subject to adjustment in accordance with the Following Business Day Convention